UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 5, 2008

dELiA*s, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51648	20-3397172
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 West 23rd Street, New York, New York 10010

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 590-6200

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On November 5, 2008, dELiA*s, Inc., a Delaware corporation (“dELiA*s” or the “Company”), completed its previously announced sale, through its wholly-owned subsidiary, Skate Direct, LLC (“Skate Direct”), of the assets and certain related liabilities of its CCS business to Zephyr Acquisition, LLC (“Buyer”), a wholly-owned subsidiary of Foot Locker, Inc. (“Foot Locker”). The sale was consummated pursuant to the Asset Purchase Agreement, dated as of September 29, 2008 (as amended, the “Asset Purchase Agreement”), by and among Skate Direct, dELiA*s, Buyer and Foot Locker, solely for the purposes of Section 10.13(b) thereof. Pursuant to the terms of the Asset Purchase Agreement, the Company received aggregate cash consideration of $103.2 million for the sale of the CCS assets and assumption of certain related liabilities. The foregoing summary of the material terms and conditions of the Asset Purchase Agreement is not complete and is qualified in its entirety by the full text of the Asset Purchase Agreement, which is filed as Exhibit 2.1 to this Form 8-K and is incorporated herein by reference.

Immediately prior to the consummation of this transaction, Skate Direct acquired from Alloy, Inc. (“Alloy”), pursuant to an Intellectual Property Purchase Agreement, dated as of September 29, 2008 (the “IP Purchase Agreement”), by and among Skate Direct, dELiA*s and Alloy, certain intellectual property assets used specifically in the CCS business (which were then sold to Buyer under the Asset Purchase Agreement). The Company and Alloy had also previously entered into a Media Placement Services Agreement, dated as of September 29, 2008 (the “Media Placement Services Agreement”), pursuant to which the Company agreed to purchase specified media services from Alloy over a three-year period, which became effective following the closing under the IP Purchase Agreement. The aggregate cash consideration to Alloy under the IP Purchase Agreement and Media Placement Services Agreement is approximately $9 million. Alloy was the parent company of dELiA*s until its spin-off as an independent public company on December 19, 2005. The foregoing summary of the material terms and conditions of the IP Purchase Agreement and the Media Placement Services Agreement is not complete and is qualified in its entirety by the full text of the respective agreements, which are filed as Exhibits 10.1 and 10.2, respectively, to this Form 8-K and are incorporated herein by reference.

Item 8.01.	Other Events.

On November 5, 2008, the Company issued a press release announcing the closing of the transactions discussed in Item 2.01 above. A copy of the press release is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

The unaudited pro forma financial information of the Company as of August 2, 2008 and for the six months then ended together with the unaudited pro forma financial information of the Company for the three years ended February 2, 2008 are filed as Exhibit 99.2 to this Form 8-K and are incorporated herein by reference.

(d) Exhibits.

The following Exhibits are filed herewith:

2.1	Asset Purchase Agreement, dated as of September 29, 2008, by and among Skate Direct, LLC, dELiA*s, Inc., Zephyr Acquisition, LLC and Foot Locker, Inc. solely for the purposes of Section 10.13(b) (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K of the Company filed with the Securities and Exchange Commission on September 29, 2008).

10.1	Intellectual Property Purchase Agreement, dated as of September 29, 2008, by and among Alloy, Inc., Skate Direct, LLC and dELiA*s, Inc. (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K of the Company filed with the Securities and Exchange Commission on September 29, 2008).

10.2	Media Placement Services Agreement, dated as of September 29, 2008, by and between Alloy, Inc. and dELiA*s, Inc. (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K of the Company filed with the Securities and Exchange Commission on September 29, 2008).

99.1	Press Release of dELiA*s, Inc., dated November 5, 2008.

99.2	Unaudited pro forma financial information.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

dELiA*s, Inc.
(Registrant)

Date: November 12, 2008	By:	/s/ Stephen A. Feldman
Stephen A. Feldman, Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
2.1	Asset Purchase Agreement, dated as of September 29, 2008, by and among Skate Direct, LLC, dELiA*s, Inc., Zephyr Acquisition, LLC and Foot Locker, Inc. solely for the purposes of Section 10.13(b) (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K of the Company filed with the Securities and Exchange Commission on September 29, 2008).

10.1	Intellectual Property Purchase Agreement, dated as of September 29, 2008, by and among Alloy, Inc., Skate Direct, LLC and dELiA*s, Inc. (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K of the Company filed with the Securities and Exchange Commission on September 29, 2008).

10.2	Media Placement Services Agreement, dated as of September 29, 2008, by and between Alloy, Inc. and dELiA*s, Inc. (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K of the Company filed with the Securities and Exchange Commission on September 29, 2008).

99.1	Press Release of dELiA*s, Inc., dated November 5, 2008.

99.2	Unaudited pro forma financial information.